Investment in Affiliates (Combined and Condensed Information Related to Affiliates) (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2018	Mar. 31, 2017	Mar. 31, 2016
Operations:
Total revenues	¥ 1,871,156	¥ 1,394,872	¥ 1,333,838
Income before income taxes	245,408	154,162	177,535
Net income	210,443	109,183	141,964
Financial position:
Total assets	9,391,445	8,452,544	8,350,901
Total liabilities	6,717,326	6,075,513	6,206,321
Total equity	¥ 2,674,119	¥ 2,377,031	¥ 2,144,580